1Q10 Earnings Conference Call April 29, 2010 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s First Quarter 2010 earnings conference call held on April 29, 2010 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#71298469.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934.  These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation.  Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation.  In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2009, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements.  For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.
Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.  Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.

Summary
1Q10 Results
Income before special items* of $17MM ($0.14/share)
Refining & Supply continues to be challenged by weak demand and high global supply
Planned maintenance activity limited refineries’ throughput and challenged margin realization during the quarter
Retail Marketing, Logistics and Coke businesses continue to deliver solid and consistent results
Closed sale of Chemicals’ Polypropylene business in 1Q
Strategic Outlook
We remain focused on the fundamentals: running our refineries safely and reliably at optimal capacity utilization, lowering our breakeven cost per barrel, and improving margin capture, all of which are designed to increase our cash generation from operations
Actions to improve balance sheet and strengthen our liquidity will position us to take advantage of attractive growth opportunities
* For reconciliation to Total Income (Loss), see Slide 14.

Income (Loss) Before Special Items*, MM$
59
(31)
(34)
(31)
17
($100)
($50)
$0
$50
$100
$150
$200
* For reconciliation to Total Income (Loss), see Slide 14.
1Q09 2Q09 3Q09 4Q09 1Q10
Refining & Supply:
Continuing Operations 14 (77) (118) (135) (42)
Discontinued Tulsa Operations 9 (6) - - -
Non-Refining
Continuing Operations 49 75 101 125 78
Discontinued Polypropylene Operations 8 3 1 2 21
Corp. & Net Fin.
(21) (26) (18) (23) (40)
Income (Loss), Before Special Items
59 (31) (34) (31) 17
EPS (Diluted), Before Special Items 0.50 -0.27 -0.29 -0.27 0.14

1Q10 Special Items, MM$ after tax
($44) – Loss related to the divestment of the discontinued
polypropylene operations
($20) – Provision primarily related to contract losses in
connection with excess barge capacity resulting from the
shutdown of the Eagle Point refining operations
($7) –
Primarily related to pension settlement losses
($9) – Unfavorable adjustment to deferred state income taxes attributable to continuing phenol chemical operations
($80)

Refining & Supply Summary* – 1Q10
1Q10 Loss from Continuing Operations of $42MM
Low utilization due to March turnarounds at Marcus Hook and Toledo pressured margin realization and operating income due to fixed costs
Improved margin capture, in particular outside of the turnaround periods
Delivering cost savings after closure of Eagle Point
Outlook
Market is expected to remain challenging with continued economic weakness and additional global supply
We remain focused on the fundamentals
running our assets safely and reliably
optimizing our refining system to meet market demand
lower sustainable cost structure
improved margin capture
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 14.

Realized Refining Margin vs. Benchmark, $/B
*   Excludes discontinued Tulsa refining operations.
** R&S Weighted
Benchmark. For calculation, including changes effective with this quarter, see Slide 22.
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Refining & Supply
Realized Margin * 6.33 3.65 2.72 1.96 3.66 4.08
Weighted Benchmark ** 5.71 6.05 4.57 3.59 4.98 5.67
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59)
Margin Capture Rate 111% 60% 60% 55% 73% 72%
Actual vs. Weighted Benchmark:
Crude 1.40 0.18 0.10 (0.61) 0.27 (0.92)
Product (0.78) (2.58) (1.95) (1.02) (1.59) (0.67)
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59)

0.61
0.92
(0.10)
(0.18)
(1.40)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10
Crude Cost vs. Weighted Benchmark
(0.67)
(1.02)
(1.95)
(2.58)
(0.78)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10
Products vs. Weighted Benchmark
Refining Margin vs. Benchmark*, $/B
Total Refining & Supply (excluding Tulsa)
* R&S Weighted
Benchmark. For calculation, see Slide 22.
1Q10 Comments:
Higher transportation costs vs
benchmark and 4Q09
LIFO reserve for year-to-date
inventory draw at higher quarter-end
crude prices
1Q10 Comments:
Negative due to non-benchmark
products and effects of turnaround
(ratability and yield gains)
Versus 4Q09, improved realizations
on benchmark products and
chemicals offset by impact of
turnaround, LIFO reserves & non-
benchmark products

Non-Refining Business Income* - 1Q10
Retail Marketing – Earnings of $21MM
Margins consistent with 4Q09, still challenged due to rising wholesale prices; seasonal drop in demand and further
affected by winter storms in Northeast
Logistics – Earnings of $17MM
Largely contributions from Sunoco Logistics Partners L.P.
(NYSE: SXL); lower than 1Q09 related primarily to lower
income from crude marketing activities
Coke – Earnings of $37MM
Consistent with 4Q09 earnings, excluding the $41MM one
time tax credit associated with start-up of Granite City
Maintain full year guidance of net income between $125MM
-$140MM
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 14.

SunCoke Update
Granite City Start Up
The ramp up during 1Q10 was slower than planned
Needed performance improvements have been identified and are being implemented
Impact to income guidance expected to be offset by benefits from higher coal prices extending out further than planned and  lower costs
Middletown Plant Update
Construction began in early April 2010 with coke production expected in 2 nd
half 2011
Total capital spend projected at $380MM, including capitalized interest of approximately $25MM
Jewell Mining Expansion Planned
Expand production from Jewell mines by 500,000 tons per year (increase of 40%)
Will be producing at annualized rate of 1.75MM tons by late 2012
Total capital spend estimated to be approximately $25MM through 2014
Expansion provides an opportunity for income growth
Will also be updating coal reserve study

      SUN
SXL (ex SXL) Sunoco
Cash flow from Operations*
7             494         501
Capital Program
(27)          (132)        (159)
Free Cash Flow (20)          362         342
Divestments
-              8             8
Dividends to Sunoco Shareholders -              (18)          (18)
Distributions & Other (23)          (5)            (28)
SXL Dividends to Sunoco (24)          24           -
Net Proceeds from Sale of LP units -              145         145
Modification of SXL IDRs (201)        201         -
Net Cash Flow before Net Debt Activity (268)        717         449
Net Debt Activity
268         (282)        (14)
Net Increase in Cash & Cash Equivalents
-              435         435
1Q10
1Q10 Cash Flow, MM$
* Includes $394 MM income tax refund.

Net Debt-to-Capital Ratio, %
34%
41%
16%
32%
Consolidated
Sunoco (ex-SXL)
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slide 18.
12/31/09 3/31/10
Sunoco (ex-SXL)* 32% 16%
SXL 50% 63%
Consolidated** 41% 34%
Sunoco Net Debt 1,223 498
SXL Net Debt
866 1,139
Total Net Debt 2,089 1,637

Key Takeaways
We will maintain our focus on delivering value to
shareholders and achieving our aspiration of becoming
the preferred provider of transportation fuels in our
markets
We took early proactive steps to make us stronger, leaner
and more competitive
We remain focused on the fundamentals
Running our refineries safely, reliably & at optimal capacity utilization
Cost reduction & capital discipline
Improving margin capture
Actions to improve balance sheet and liquidity position us to take advantage of attractive growth opportunities in Logistics,
Coke and Retail Marketing

Appendix

Earnings Profile, MM$ after tax
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
   Refining & Supply
      Continuting Operations
14      (77)     (118)    (135)    (316)    (42)
      Discontinued Tulsa Operations
9       (6)       -         -         3        -
   Retail Marketing
6       10       49       21       86       21
   Chemicals
      Continuting Operations
(12)    (3)       (2)       4        (13)     3
      Discontinued Polypropylene Operations
8       3        1        2        14       21
   Logistics 30      26       19       22       97       17
   Coke
25      42       35       78       180     37
   Corporate Expenses
(11)    (15)     (6)       (6)       (38)     (23)
   Net Financing Expenses & Other
(10)    (11)     (12)     (17)     (50)     (17)
      Income(Loss) Before Special Items
59      (31)     (34)     (31)     (37)     17
         Special Items
(47)    (24)     (278)    57       (292)    (80)
   Total Income (Loss)
12      (55)     (312)    26       (329)    (63)
   EPS (Diluted), Income (Loss)
      Before Special Items
0.50   (0.27)   (0.29)   (0.27)   (0.32)   0.14
   EPS (Diluted), Income (Loss) 0.10   (0.47)   (2.67)   0.22    (2.81)   (0.53)

Key Indicators
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Realized Margin Indicators
Refining & Supply, $/B* 6.33 3.65 2.72 1.96 3.66 4.08
Retail Marketing, cpg
   Gasoline 6.4 7.0 13.0 8.8 8.9 8.9
   Distillate 24.5 12.0 11.7 7.9 14.8 8.0
Chemicals, cpp** 6.6 8.2 7.3 9.7 8.0 9.9
Market Indicators
Dated Brent Crude Oil, $/B 44.40 58.79 68.27 74.56 61.51 76.24
Natural Gas, $/DT 4.48 3.81 3.44 4.92 4.16 5.04
* Excludes discontinued Tulsa refining operations.
** Excludes discontinued polypropylene operations.

Key Volume Indicators - Refining & Supply
* Excludes discontinued Tulsa refining operations.
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Total Refining & Supply *
Crude Throughputs, MB/D 627 644 613 617 625 533
% Capacity 76 78 74 85 78 79
Net Prod. Available for Sale, MB/D 689 720 669 682 690 591
Net Prod. Available for Sale, MMB 62 66 62 62 252 53

Key Volume Indicators – Non-Refining
* Excludes discontinued polypropylene operations.
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Retail Marketing
Gasoline Sales, MM gal 1,066 1,147 1,140 1,108 4,461 1,026
Middle Distillate Sales, MM gal
138 116 114 95 463 91
Total Sales, MM gal 1,204 1,263 1,254 1,203 4,924 1,117
Gasoline and Diesel Throughput 143 153 156 153 151 147
(Company-owned or leased outlets)
(M gal/Site/Month)
Merchandise Sales (M$/Store/Month) 78 92 104 91 91 88
Chemicals*
Phenol and Related Sales, MM# 407 427 483 457 1,774 449
Coke
Production, M tons:
United States 681 694 715 778 2,868 841
Brazil 280 282 321 383 1,266 413

Financial Ratios, MM$ except ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***   Capital excludes noncontrolling interests.
Proforma Proforma
SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 868 1,596 2,464 1,141 1,306 2,447
Plus: Debt Guarantees - 2 2 - 2 2
Less: Cash (2) (375) (377) (2) (810) (812)
Net Debt 866 1,223 2,089 1,139 498 1,637
Equity* 862 2,557 2,557 657 2,712 2,712
SXL Noncontrolling Interest - - 488 - - 414
Capital 1,728 3,780 5,134 1,796 3,210 4,763
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** 50% 32% 41% 63% 16% 34%
Debt / Capital (GAAP Basis) *** 49% 47%
12/31/2009 3/31/2010

20 0.0 0.5 1.0 1.5 2.0 2.5 3.0 12/31/2009 3/31/2010 SXL Sunoco 1.7 Liquidity*, B$ * Includes $0.4B and $0.8B at 12/31/09 and 3/31/10 of cash and cash equivalents. 2.7

Refining & Supply – Products Manufactured
* Excludes discontinued Tulsa refining operations.
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Total Refining & Supply *
Net Production, MB/D 689.1 720.2 669.2 681.7 689.9 590.5
Gasoline 51% 51% 52% 53% 52% 52%
Middle Distillates 34% 32% 33% 32% 32% 34%
Residual Fuel 9% 9% 9% 8% 9% 6%
Petrochemicals 3% 4% 4% 4% 4% 4%
Other 8% 9% 7% 8% 8% 9%
Less Refinery Fuel -5% -5% -5% -5% -5% -5%

Refining & Supply - Gasoline and Distillate Production
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Total Refining & Supply *
Gasoline Production, MB/D 350.0 370.3 346.0 365.5 357.9 306.3
RFG 46% 46% 55% 45% 48% 47%
Conventional 54% 54% 45% 55% 52% 53%
Distillate Production, MB/D 233.4 229.5 219.3 219.3 225.3 202.4
On-Road Diesel Fuel 47% 53% 56% 52% 52% 53%
Heating Oil / Off-Road Diesel 30% 22% 23% 25% 25% 28%
Jet Fuel 20% 23% 19% 21% 21% 17%
Kerosene/Other 3% 2% 2% 2% 2% 2%
* Excludes discontinued Tulsa refining operations.

Sunoco Refining Weighted Benchmark Margin, $/B
Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation*
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low**
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $2.25 for transportation*
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Northeast 6-3-2-1
  Value-Added Benchmark
5.32 5.23 4.10 3.85 4.62 6.09
Toledo 4-3-1
  Benchmark
7.28 9.36 6.41 2.56 6.40 3.99
Note: The weighted benchmark has been updated for two items to be more reflective of market and operations:
*The crude transportation cost within the weighted benchmark is now $2.20/B, $1/B higher than the previous benchmark calculated from a new
Northeast crude transportation benchmark of $2.25/B and a new Toledo crude transportation benchmark of $2/B.  All periods have been restated for this new crude transportation cost benchmark.
**The Toledo benchmark was also updated effective 1/1/2010 to include the US Gulf Coast Jet Platts Low marker as 50% of the distillate benchmark, with ULSD Chicago Platts Low comprising the other 50%. The distillate benchmark previously was comprised of 100% ULSD
Chicago Platts Low.  Prior to 2010, the benchmarks were not restated for this change due to immateriality.
1Q09 2Q09 3Q09 4Q09 FY09 1Q10
Northeast 6-3-2-1
at 80% weight
4.26 4.18 3.28 3.08 3.70 4.87
Toledo 4-3-1
at 20% weight
1.45 1.87 1.29 0.51 1.28 0.80
R&S Weighted Benchmark
5.71 6.05 4.57 3.59 4.98 5.67

24 For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Clare McGrory (215) 977-6764